UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2012

SWISHER HYGIENE INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
001-35067		27-3819646
Commission File Number		(I.R.S. Employer Identification No.)

4725 Piedmont Row Drive, Suite 400 Charlotte, North Carolina		28210
(Address of Principal Executive Offices)		(Zip Code)
(704) 364-7707
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this report on Form 8-K is hereby incorporated in Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 31, 2012, Swisher Hygiene Inc. (the “Company”) amended its senior secured revolving credit facility with the lenders named therein and Wells Fargo Bank, National Association, as administrative agent (“Administrative Agent”) for the lenders (the “Amended Credit Facility”). The amendment provides an extension for the delivery of the Company’s financial statements for the fiscal year ended December 31, 2011 and for the quarterly periods ended March 31, 2012, June 30, 2012, and September 30, 2012 until the earlier of the date on which the Company delivers such financial statements to the Securities and Exchange Commission or November 16, 2012. At the same time, the amendment waives any Default or Event of Default that may exist as a result of the Company not timely filing its Annual Report on Form 10-K for the year ended December 31, 2011, its Quarterly Report on Form 10-Q for the period ended March 31, 2012, and its Quarterly Report on Form 10-Q for the period ended June 30, 2012, so long as the Company files the Form 10-K and Form 10-Qs by November 16, 2012. The Company cannot provide assurance as to when it will complete these filings.

Also, pursuant to the amendment, Swisher Hygiene placed certain amounts in a collateral account under the sole control of the Administrative Agent to meet Swisher Hygiene’s Unencumbered Liquidity requirements. Such funds are security for the payment and performance of certain obligations of Swisher Hygiene.

The foregoing description of the material terms of the amendment is qualified by reference to the terms of the amendment which is filed as Exhibit 10.1 to this report and is incorporated into this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Ninth Amendment to Credit Agreement and Pledge and Security Agreement, dated October 31, 2012, by and among Swisher Hygiene Inc., the Subsidiary Guarantors party thereto, the Required Lenders named therein and Wells Fargo Bank, National Association. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)
99.1	Press release, dated November 1, 2012.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SWISHER HYGIENE INC.

Date: November 1, 2012	By:	/s/ Thomas Byrne
Thomas Byrne
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Ninth Amendment to Credit Agreement and Pledge and Security Agreement, dated October 31, 2012, by and among Swisher Hygiene Inc., the Subsidiary Guarantors party thereto, the Required Lenders named therein and Wells Fargo Bank, National Association. (Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.)
99.1	Press release, dated November 1, 2012.

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